                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Pinnacle Bankshares Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                                     [Logo]



Dear Fellow Shareholders:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation, the holding company for The First National Bank of Altavista. The meeting will be held on Tuesday, April 10, 2001, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our 2000 Annual Report to Shareholders that will be reviewed at the Annual Meeting.

     Please complete, sign, date and return the enclosed proxy card as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. The proxy may be revoked at any time before it is voted at the Annual Meeting.

     We appreciate your continuing loyalty and support of The First National Bank of Altavista and Pinnacle Bankshares Corporation.


                              Sincerely,


                             /s/ Robert H. Gilliam, Jr.
                             -------------------------------
                                 Robert H. Gilliam, Jr.
                                 President &
                                 Chief Executive Officer
Altavista, Virginia
March 7, 2001

                      (This page intentionally left blank)

                        Pinnacle Bankshares Corporation
                               622 Broad Street
                          Altavista, Virginia 24517


                   -----------------------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                   -----------------------------------------

                           TO BE HELD APRIL 10, 2001

     The 2001 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation will be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on Tuesday, April 10, 2001, at 11:30 a.m. for the following purposes:

     1. To elect four Class I directors to serve until the 2004 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 23, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                              By Order of the Board of Directors


                             /s/ Bryan M. Lemley
                             ----------------------------
                                 Bryan M. Lemley
                                 Secretary

March 7, 2001

                                IMPORTANT NOTICE

     Please complete, sign, date and return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters which are considered, in which event the signed proxies are revoked.

                        Pinnacle Bankshares Corporation
                               622 Broad Street
                          Altavista, Virginia  24517

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF SHAREHOLDERS
                                April 10, 2001


                                    GENERAL

     The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Bankshares Corporation (the "Company") to be held Tuesday, April 10, 2001, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 7, 2001.

Revocation and Voting of Proxies

     Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

     Only those shareholders of record at the close of business on February 23, 2001, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 1,448,014. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

     With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such proposals have been approved and therefore have no effect.

Solicitation of Proxies

     The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and The First National Bank of Altavista (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.

Securities Ownership of Certain Beneficial Owners

     To the Company's knowledge, no shareholder of the Company owns 5% or more of the outstanding common stock. For information regarding securities ownership by members of the Company's Board of Directors and management, please see "Election of Directors" below.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Company's Board is divided into three classes (I, II, and III) of directors. The term of office for Class I directors will expire at the Annual Meeting. Four persons named below, each of whom currently serves as a director of the Company, will be nominated to serve as a Class I director. If elected, the Class I nominees will serve until the 2004 Annual Meeting of Shareholders. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company's Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company's Board.

     Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class II and Class III directors who will continue in office.

                                                                                        Common
                                                                                      Shares of     Ownership as a
                                                                    Director of        Company      Percentage of
      Name (Age) and                    Principal Occupation          Company        Beneficially    Common Stock
          Address                         Last Five Years            Since (1)       Owned (2)(3)    Outstanding
          -------                         ---------------            ---------       ------------    -----------
Class I Directors (Nominees)(Serving until the 2001 Annual Meeting)

  A. Willard Arthur (55)               Chairman and Secretary          1998              833              *
    Rustburg, Virginia            Marvin V. Templeton & Sons, Inc.

     John P. Erb (57)                 Assistant Superintendent         1989            4,164(4)           *
    Altavista, Virginia               Campbell County Schools

Robert H. Gilliam, Jr. (55)               President & CEO              1979           17,292(5)         1.19%
  Lynch Station, Virginia             The First National Bank
                                            Of Altavista

  R. B. Hancock, Jr. (50)                President & Owner             1994            4,071(6)           *
   Huddleston, Virginia               R.B.H., Inc. d/b/a Napa
                                             Auto Parts

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

Class II Directors (Serving until the 2002 Annual Meeting)

Alvah P. Bohannon, III (53)                  President                 1985            3,998              *
    Altavista, Virginia                   Altavista Motors

 James E. Burton, IV (44)            Vice President, Operations        1998           10,131(7)           *
    Lynchburg, Virginia           Marvin V. Templeton & Sons, Inc.

  James P. Kent, Jr. (61)                     Partner                  1980           21,051(8)         1.45%
      Hurt, Virginia                        Kent & Kent

    Percy O. Moore (67)                       Retired                  1989            3,402(9)           *
    Altavista, Virginia                   Customer Service
                                             Supervisor

Class III Directors (Serving until the 2003 Annual Meeting)

   Warren G. Lowder (47)          Vice President, Secretary & CFO      1999             1200              *
    Altavista, Virginia                The Lane Company, Inc.

Herman P. Rogers, Jr. (57)                 Plant Manager               1997            3,248(9)           *
    Altavista, Virginia                 BGF Industries, Inc.

  Carroll E. Shelton (50)              Senior Vice President           1990           11,279(10)          *
      Hurt, Virginia                  The First National Bank
                                            of Altavista

    John L. Waller (57)                   Owner & Operator             1989            4,042(11)          *
      Hurt, Virginia                     Waller Farms, Inc.

                                                                                        Common
                                                                                      Shares of     Ownership as a
                                                                    Director of        Company      Percentage of
      Name (Age) and                    Principal Occupation          Company        Beneficially    Common Stock
          Address                         Last Five Years            Since (1)       Owned (2)(3)    Outstanding
          -------                         ---------------            ---------       ------------    -----------
All directors and executive                                                             89,097                6.15%
officers as a group (12 persons)

__________________
* Less than 1.0%; based on total outstanding shares of 1,448,014 shares as of the date of this Proxy Statement.
(1) Reflects year that director initially served on the Board of the Bank, the Company's sole subsidiary. Effective May 1, 1997, the Company became the holding company for the Bank.
(2) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(3) Includes shares held by affiliated corporations, close relatives, and children, and shares held jointly with spouses or as custodians or trustees for children.
(4) 4,144 of the reported shares held jointly with spouse and 20 of the reported shares held in name of majority child living at home.
(5) Includes 7,200 shares which represents shares that Mr. Gilliam has the option to purchase as of May 1, 2000 under the 1997 Incentive Stock Option.
(6) 3,488 of the reported shares held jointly with spouse and 583 of the reported shares held in name of majority child living at home.
(7) 656 of the reported shares held solely in spouse's name and 6,754 shares held as custodian for minor children.
(8)  1,906 of the reported shares held solely in spouse's name.
(9)  Shares held jointly with spouse.
(10) 6,479 shares are held jointly with spouse; and includes 4,800 shares which represents shares that Mr. Shelton has the option to purchase as of May 1, 2000 under the 1997 Incentive Stock Option.
(11) 562 of the reported shares held in name of majority children living at home.


Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Company's Board and through committees of the Bank's Board, certain of which are set forth below. The Company became the holding company for the Bank in May 1997, and currently, the Bank's committees make recommendations to the Company's Board regarding the audit, personnel and nominating functions. During calendar year 2000, the Company's Board of Directors held 7 meetings and the Bank's Board of Directors held 16 meetings. No director attended fewer than 75 percent of the total meetings of the Company's and the Bank's Boards of Directors and the Bank committees on which he or she served during this period.

     Audit Committee. The Bank's Audit Committee meets to review reports of the Bank's internal auditor who reports directly to the Audit Committee and reviews the annual report of the Company's independent auditors. Members of the Audit Committee are Messrs. Bohannon, Lowder, Hancock, Moore, Burton and Waller, and they met 4 times in 2000.

     Personnel Committee. The Bank's Personnel Committee reviews officer and employee compensation and employee benefit plans and makes recommendations to the Board concerning such matters. The Personnel Committee makes recommendations as to the employment of officers of the Bank. Members of the Personnel Committee are Messrs. Erb, Hancock, Rogers, Arthur, Lowder, and Gilliam, and they met 4 times in 2000.

     Nominating Committee. The Nominating Committee's duties include consideration of candidates for board election. The Nominating Committee makes a recommendation to the Board concerning candidates for any vacancy that may occur and the entire Board then determines which candidate(s) should be nominated for the shareholders' approval. Members of the Nominating Committee are Messrs. Erb, Burton, Kent, and Gilliam, and they met 2 times in 2000. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Bank's shareholders for nominees, nor has it established any procedures for this purpose.

Transactions with Management

     Directors and officers of the Bank and persons with whom they are associated have had, and expect to have in the future, banking transactions with the Bank in the ordinary course of their businesses. In the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Directors' Fees

     All directors of the Company received an annual retainer of $1,000 in 2000. Directors of the Bank received an annual retainer of $4,000 in 2000 and, in addition, the outside directors received $200 for each committee meeting attended.

Interest of Management in Certain Transactions

     As of December 31, 2000, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $2,255,000, or 13% of total capital. The maximum aggregate amount of such indebtedness during 2000 was $3,177,000, or 18% of total year-end capital. These loans were made in the ordinary course of the Bank's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

                            EXECUTIVE COMPENSATION

     The following table provides information concerning Mr. Gilliam, President and CEO, the only executive officer of the Company whose compensation exceeded $100,000 for any year in the three-year period ended December 31, 2000. All compensation, other than director fees for members of the Company's Board of Directors, was paid by the Bank, the Company's wholly-owned subsidiary.


                          SUMMARY COMPENSATION TABLE

                                                               Long-Term
                                     Annual Compensation      Compensation
                                     -------------------      ------------

Name and Principal                                              Options          All Other
------------------
     Position              Year    Salary($)(1)   Bonus($)    Granted (#)   Compensation ($)(2)
     --------              ----    ------------   --------    -----------   -------------------
Robert H. Gilliam, Jr.     2000      131,250       11,813          -               2,945
President & Chief          1999      129,500       11,250          -               1,364
Executive Officer          1998      124,250       12,000          -               2,087

___________________________

(1) Includes a Board retainer of $5,000 in 2000, $4,500 in 1999, and $4,250 in 1998.
(2) Cost (based on IRS uniform cost table) of more than $50,000 of group-term life insurance provided by employer.

Stock Options

     No options were granted to Mr. Gilliam during 2000, 1999, or 1998.

     The following table reflects certain information regarding the exercise of stock options during the year ended December 31, 2000, as well as information with respect to unexercised options held at such date by Mr. Gilliam.

                                                                                  Year-End Option Values
                                                                                  ----------------------

                                   Options Exercised                      Number of             Value of Unexercised
                                   -----------------
                                                                     Unexercised Options           "In the Money"
                              Shares                                   at Year End(#)             Options at Year
                            Acquired on            Value                Exercisable/           End($)(1) Exercisable/
         Name               Exercised(#)        Realized($)             Unexercisable              Unexercisable
         ----               ------------        -----------             -------------              -------------
Robert H. Gilliam, Jr.           0                   0                   7,200/4,800               63,000/42,000

________________

(1) Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $18.75 per share, as of December 31, 2000.

Employee Benefit Plans

     Retirement Plan. The Bank maintains a Non-Contributory Defined Benefit Retirement Plan (the "Retirement Plan") covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan, sponsored by the Virginia Bankers Association, provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the plan anniversary date nearest the employee's 65th birthday. The Retirement Plan does not cover directors who are not active officers. The amount expensed for the Retirement Plan during the year ended December 31, 2000, was $99,050.

     The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.

ANNUAL RETIREMENT BENEFIT:    First National Bank of Altavista

       Five-Year
     Average Salary                                             YEARS OF SERVICE
     --------------                                             ----------------
                                  10             15             20            25             30             35
                                  --             --             --            --             --             --
         25,000                  3,750          5,625          7,500          9,375         11,250         12,188
         40,000                  6,525          9,788         13,050         16,313         19,575         21,338
         55,000                  9,900         14,850         19,800         24,750         29,700         32,588
         75,000                 14,400         21,600         28,800         36,000         43,200         47,588
        100,000                 20,025         30,038         40,050         50,063         60,075         66,338
        125,000                 25,650         38,475         51,300         64,125         76,950         85,088
        150,000                 31,275         46,913         62,550         78,188         93,835        103,838
        175,000                 36,900         55,350         73,800         92,250        110,700        122,588
        200,000                 42,525         63,788         85,050        106,313        127,575        141,338

     Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $33,000 for a person age 65 in 2000. Compensation for 2000 was limited to $160,000 by the Internal Revenue Code. The estimated annual benefit payable under the Retirement Plan upon retirement is $72,191 for Mr. Gilliam, credited with 40 years of service. Benefits are estimated on the basis that he will continue to receive, until age 65, covered salary in the same amount paid in 2000.

     Profit Sharing/401(k) Plan. The Bank adopted a Defined Contribution Profit Sharing Thrift Plan (the "Thrift Plan") effective January 1, 1997. The Thrift Plan, sponsored by the Virginia Bankers Association, includes a 401(k) savings provision which authorizes a maximum voluntary salary deferral of up to 15% of compensation, subject to statutory limitations. All full-time employees who have reached the age of 21 with at least six months of service are eligible to participate. Contributions and earnings, which are tax-deferred, may be invested in various investment vehicles offered through the Virginia Bankers Association. The profit sharing arrangement allows for employer contributions in such amount, if any, which the Board of Directors shall determine. Employees become 100% vested in any employer contributions which may be made after five plan years of service. The Bank made no contributions to the Thrift Plan for the year ended December 31, 2000.

     Incentive Stock Option Plan. The Company adopted the 1997 Incentive Stock Plan (the "Incentive Plan") effective May 1, 1997. The Incentive Plan makes available up to 50,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock (collectively, "Awards"). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     Under the terms of the Incentive Plan, the non-employee directors of the Personnel Committee of the Board of Directors of the Bank (the "Committee") will administer the plan. No director may serve as a member of the Committee if he is eligible to participate in the Incentive Plan or was at any time within one year prior to his appointment to the Committee eligible to participate in the Incentive Plan. The Committee will have the power to determine the key employees to whom Awards shall be made.

     Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the "Agreement"). In administering the Incentive Plan, the Committee will have the authority, subject to approval, amendment and modification by the Board of Directors of the Company, to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan's administration, to accelerate the exercisability of any Award, the end of any performance period, or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

     The Board may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), the rules and regulations under
Section 16 of the Securities Exchange Act of 1934 or pursuant to any other applicable laws, rules, or regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2000.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, served as the Company's independent public accountants for the year ended December 31, 2000. No accountants have been selected by the Board to act as the Company's independent public accountants for the year ending December 31, 2001. The Board will make that selection later in the year. A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed by KPMG LLP, the Company's principal accountant, for the year ended December 31, 2000:

                                                                                Amount
                                                                               --------
          Audit fees (1)                                                        $45,900
          Financial information systems design and
            implementation fees (2)                                                   -
          All other fees (3)                                                      5,800
                                                                               --------

                         Total fees                                             $51,700
                                                                               ========

____________________
 (1) includes annual financial statement audit and limited quarterly review services
 (2) no such services were provided by KPMG LLP for the most recent fiscal year
 (3) primarily represents income tax services other than those directly related to the audit of the income tax accrual

     The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining KPMG LLP's independence.

                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of the National Association of Securities Dealers' listing standards, has furnished the following report:

     The Audit Committee (the "Committee") reviews the Company's financial reporting process on behalf of the Board. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as an Addendum to this Proxy Statement. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and to issue a report thereon. The Committee monitors these processes.

     In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                    Audit Committee Members

                                    A.P. Bohannon, III - Chair
                                    James E. Burton, IV
                                    R.B. Hancock, Jr.
                                    Warren G. Lowder
                                    Percy O. Moore
                                    John L. Waller



                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received by the Company no later than November 5, 2001. Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal (including any shareholder nominations for director candidates) in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company's Secretary, at the Company's principal office in Altavista, Virginia, on or before the date set forth above.

                                   By Order of the Board of Directors

                               /s/ Bryan M. Lemley
                               --------------------------------------
                                   Bryan M. Lemley
                                   Secretary

Altavista, Virginia
March 7, 2001



     A copy of the Company's Annual Report on Form 10-KSB Report (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2000, will be furnished without charge to shareholders upon written request directed to the Company's Secretary as set forth on the first page of this Proxy Statement.

                          ADDENDUM TO PROXY STATEMENT

                     The First National Bank of Altavista
           Charter of the Audit Committee of the Board of Directors

Audit Committee Purpose
-----------------------

       The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility. The Audit Committee's primary duties and responsibilities are to:

       .       Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

       . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

       . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

       .  Review areas of potential significant financial risk to the Company.

       . Report to the Board of Directors any significant areas of risk or recommendations to improve the policies, procedures, and practices of the Company.

       The Audit Committee has the authority to conduct an investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


Audit Committee Composition and Meetings
----------------------------------------

       Audit Committee members shall meet the requirements of the Securities and Exchange Commission (SEC). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The SEC has established 3 criteria for assessing independence of non-executive directors:

          . Former employees. Must be a minimum of three years since he/she was an employee.
          . Family members of former employees. Must be a minimum of three years since the relative was an employee.
          . An Audit Committee member's compensation cannot be impacted by an employee of the Company.

       All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise and knowledge of the regulatory requirements of the Banking Industry.

Audit Committee members shall by appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

       The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management quarterly and the independent auditors at least annually to review the Company's financial statements and significant findings based upon the auditor's limited quarterly review procedures.


Audit Committee Responsibilities and Duties
-------------------------------------------

Review Procedures

          Review and reassess the adequacy of this Charter at least annually.
               Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          Review the Company's annual audited consolidated financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principals, practices, and judgments.

          In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          Review with financial management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

          The independent auditors are ultimately accountable to the Audit
               Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          Approve the fees and other significant compensation to be paid to the independent auditors.

          On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. (Independence Standards Board (ISB) Statement No. 1)

          Review the independent auditors audit plan and engagement letter - discuss scope, staffing, locations, reliance upon management, and internal audit, and general audit approach.

          Prior to filing the annual report on Form 10-KSB, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. Items to be communicated include:
                    The auditors' responsibility under Generally Accepted
                     Auditing Standards (GAAS).
                    Significant accounting policies.
                    Management judgments and accounting estimates
                    Audit adjustments.
                    Other information in documents containing audited financial statements.
                    Disagreements with management - including accounting
                     principles, scope of audit, disclosures.
                    Consultation with other accountants by management.

               Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

               Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

               Review the appointment, performance, and replacement of the senior internal auditor.

               Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

               On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with all applicable laws and regulations, and inquiries received from regulators or governmental agencies.

               Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

          Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The report should state whether the Audit Committee has:

            . Reviewed and discussed the audited consolidated financial statements with management.
            . Discussed with the independent auditors the matters required to be discussed by SAS 61.
            . Received certain disclosures from the auditors regarding their independence as required by the ISB 1 and then include a statement based on this review if the Audit Committee recommended to the Board of Directors to include the audited consolidated financial statements in the annual report on Form 10-KSB filed with the SEC.

          Consider whether the provision of financial information systems design and implementation and other non-audit services by the Company's external auditors is compatible with maintaining the external auditors' independence. This consideration should be included in the Company's annual proxy statement.

          Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

       The Board of Directors originally approved the Audit Committee Charter November 14, 2000, upon recommendation of the Audit Committee, and approved revisions to the Audit Committee Charter February 13, 2001.

REVOCABLE PROXY
Pinnacle Bankshares Corporation

PLEASE MARK VOTES
AS IN THIS EXAMPLE
X


Annual Meeting of Stockholders
April 10, 2001


The undersigned shareholder of Pinnacle Bankshares Corporation (the "Corporation") hereby appoints Gil Cothran, E.H. Frazier, Jr. and Henry S. Pittard as proxies, such persons being duly appointed by the Board of Directors with the power to appoint an appropriate substitute, to cast all votes that the undersigned shareholder is entitled to cast at the annual meeting of shareholders (the "Annual Meeting") to be held at 11:30 a.m. Eastern Time, on Tuesday, April 10, 2001, at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia and at any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

Please be sure to sign and date
this Proxy in the box below.

Stockholder sign above

Co-holder (if any) sign above

Date

1. To elect four Class I directors for three-year terms (Proposal 1):
Nominees:

A. Willard Arthur, John P. Erb, Robert H. Gilliam, Jr. and R.B. Hancock, Jr.

                         With-     For All
            [ ] For  [ ] hold  [ ] Except

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name of the nominee(s) in the space provided below.

____________________________________________________________________________

2. The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments of the meeting in accordance with the determination of a majority of the Corporation's Board of Directors.

Please check box if you plan to attend the April 10, 2001 Annual Stockholders Meeting [ ]
Number Attending ___

The proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

Detach above card, sign, date and mail in postage paid envelope provided.

Pinnacle Bankshares Corporation


Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Has your address changed?